Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE 11. GOODWILL AND OTHER INTANGIBLE ASSETS

The following table presents goodwill as of the dates presented:

	December 31,
(dollars in thousands)	2013	2012
Balance at beginning of year	$175,733	$165,273
Additions	87	10,460

Balance at End of Year	$175,820	$175,733

Goodwill represents the excess of the purchase price over the fair value of net assets acquired. Additional goodwill of $10.5 million was recorded during 2012, including $6.7 for our acquisition of Mainline and $3.8 million for our acquisition of Gateway. Refer to Note 2 Business Combinations for further details on these acquisitions.

Goodwill is reviewed for impairment annually or more frequently if it is determined that a triggering event has occurred. Based upon our qualitative assessment performed for our annual impairment analysis, we concluded that it is more likely than not that the fair value of the reporting units exceeds the carrying value. In general, the overall macroeconomic conditions and more specifically the economic conditions of the banking industry have continued to improve. Additionally, our overall performance has improved and we did not identify any other facts and circumstances causing us to conclude that it is more likely than not that the fair value of the reporting units would be less than the carrying value.

The following table shows a summary of intangible assets as of the dates presented:

	December 31,
(dollars in thousands)	2013	2012
Gross carrying amount at beginning of year	$16,401	$15,070
Additions	—	1,331
Accumulated amortization	(12,642)	(11,051)

Balance at End of Year	$3,759	$5,350

Intangible assets as of December 31, 2013 consisted of $3.2 million for the acquisition of core deposits, $0.1 million for the acquisition of wealth management relationships and $0.5 million for the acquisition of insurance contract relationships. We determined the amount of identifiable intangible assets based upon independent core deposit, wealth management and insurance contract valuations. Other intangible assets are evaluated for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. There were no triggering events in 2013 requiring an impairment analysis to be completed.

Amortization expense on finite-lived intangible assets totaled $1.6 million, $1.7 million and $1.7 million for 2013, 2012 and 2011. The following is a summary of the expected amortization expense for finite-lived intangibles assets, assuming no new additions, for each of the five years following December 31, 2013:

(dollars in thousands)	Amount
2014	$1,129
2015	883
2016	645
2017	500
2018	134

Total	$3,291